                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 29, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-5 Trust
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             (Exact name of issuing entity as specified in charter)

                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

         New York                  333-130536-23           56-139-0085
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(State or other jurisdiction of   (Commission File Number  (IRS Employer
incorporation of issuing entity)  of issuing entity)       Identification No. of
                                                           depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
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(Address of principal executive offices)                   (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------

                                      N/A
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          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), by and among Banc of America Funding Corporation (the "Company"), as depositor, Bank of America, National Association ("BANA"), as Servicer, U.S. Bank National Association, as custodian, and Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as trustee (the "Trustee"). The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-5 (the "Certificates"), issued on June 29, 2007, including (i) the Class 1-A-R, 1-A-1, 1-A-2, 2-A-1, 2-A-2,
2-A-3,  2-A-4,  3-A-1,  3-A-2,  4-A-1, 4-A-2, 4-A-3, 4-A-4, 4-A-5, 5-A-1, 5-A-2,
6-A-1,  6-A-2,  7-A-1,  7-A-2,  7-A-3,  7-A-4,  7-A-5, A-IO, A-PO, C-A-1, C-A-2,
C-A-3, C-A-4, C-A-5, C-A-6, C-A-7, C-A-8, C-A-9, C-A-10, C-A-11, C-A-12, C-A-13,
C-A-14,  C-A-15,  X-B-1,  X-B-2, X-B-3, 7-B-1, 7-B-2 and 7-B-3 Certificates (the
"Public Certificates"), having an aggregate initial class balance of $535,702,242, and (ii) the Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $10,321,481.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated June 29, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to BAS on June 29, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from BANA.

     The mortgage loans underlying the Certificates were originated by BANA and purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated June 29, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo Bank, as Trustee, on behalf of the Banc of America Funding 2007-5 Trust, entered into an interest rate cap agreement (the "Class 2-A-4
Interest Rate Cap Agreement") with The Bank of New York ("BoNY"), as cap provider, for the benefit of the Class 2-A-4 Certificates. Wells Fargo Bank, in its capacity as Trustee, also entered into an interest rate cap agreement (the "Class 3-A-2 Interest Rate Cap Agreement") with BoNY, as cap provider, for the benefit of the Class 3-A-2 Certificates. A copy of the Class 2-A-4 Interest Rate Cap Agreement is attached as Exhibit 10.1 and a copy of the Class 3-A-2 Interest Rate Cap Agreement is attached as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated June 29, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.
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          4.1  Pooling and Servicing Agreement,  dated June 29, 2007, among Banc
               of  America  Funding  Corporation,   Bank  of  America,  National
               Association, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated June 29, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 The Class 2-A-4 Interest Rate Cap Agreement, dated June 29, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.

          10.2 The Class 3-A-2 Interest Rate Cap Agreement, dated June 29, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.




                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:  /s/ Scott Evans
                                               ---------------------------------
                                            Name:  Scott Evans
                                            Title:  Senior Vice President




Date:  June 29, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.     Exhibit Description                                                               Paper (P) or Electronic
                                                                                                            (E)

1.1             Underwriting Agreement, dated June 29, 2007, between Banc of America Funding                  E
                Corporation and Banc of America Securities LLC.
4.1             Pooling and Servicing Agreement, dated June 29, 2007, among Banc of America                   E
                Funding Corporation, Bank of America, National Association, Wells Fargo Bank,
                N.A. and U.S. Bank National Association (including exhibits).
4.2             Mortgage Loan Purchase Agreement, dated June 29, 2007, between Banc of America                E
                Funding Corporation and Bank of America, National Association.
10.1            Class 2-A-4 Interest Rate Cap Agreement, dated June 29, 2007, between Wells                   E
                Fargo Bank, N.A. and The Bank of New York.
10.2            Class 3-A-2 Interest Rate Cap Agreement, dated June 29, 2007, between Wells                   E
                Fargo Bank, N.A. and The Bank of New York.